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                           UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                     Washington D. C.  20549



                            FORM 8-K

                         CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



Date  of Report (Date of earliest event reported):  July 17, 1996


                  Commission File No. 1-5591


                        PENNZOIL COMPANY
     (Exact name of registrant as specified in its charter)


                Delaware                          74-1597290
     (State or other jurisdiction of           (I.R.S. Employer
      incorporation or organization)            Identification No.)


                   Pennzoil Place, P.O. Box 2967
                    Houston, Texas  77252-2967
             (Address of principal executive offices)



Registrant's telephone number, including area code: (713) 546-4000

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Item 2.  Acquisition or Disposition of Assets

Introduction

     On July 17, 1996, Pennzoil Petroleums Ltd. an indirect wholly owned subsidiary of Pennzoil Company ("Pennzoil"), completed the sale of all the issued and outstanding capital stock of Pennzoil Canada Inc. ("Pennzoil Canada") to Gulf Canada Resources Limited ("Gulf Canada"). After closing and working capital adjustments, Pennzoil received proceeds of US $192.8 million. Pennzoil Canada owned properties with net proven oil and gas reserves of approximately 35 million barrels of oil equivalent located in Alberta and northwest British Columbia. Pennzoil Canada owned approximately 840,000 net acres of land, 75 percent of which was undeveloped.
     In addition, Pennzoil and Gulf Canada have created a 50-50 joint venture to develop natural gas reserves in the Zama-Virgo area of Alberta, with each company contributing reserves and capital to the joint venture equally.

SEC Requirements

     Included on pages F-1 through F-5 hereof are the unaudited Pro Forma Condensed Consolidated Financial Statements of Pennzoil and subsidiaries, which include certain adjustments to the historical consolidated financial statements of Pennzoil and subsidiaries to reflect the disposition of all the issued and outstanding capital stock of Pennzoil Canada.

Effects of the Disposition

     Results of operations from Pennzoil Canada are being removed from Pennzoil's consolidated financial statements beginning
July 17, 1996.

Item 7.  Financial Statements and Exhibits

(a)  Pro Forma Financial Information

     Pennzoil Company and Subsidiaries Pro Forma
      Condensed Consolidated Statements (Unaudited)           F-1

          Pro Forma Condensed Consolidated Balance Sheet
            as of December 31, 1995                           F-2

          Pro Forma Condensed Consolidated Statement
            of Income for the year ended
            December 31, 1995                                 F-3

          Pro Forma Condensed Consolidated Statement
            of Income for the six months ended
            June 30, 1996                                     F-4

          Notes to Pro Forma Condensed Consolidated
            Financial Statements                              F-5


(b)   Exhibits-

          Press Release of Pennzoil dated July 17, 1996

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                 PENNZOIL COMPANY AND SUBSIDIARIES
       PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                         (Unaudited)


SEC Requirements

   The Pro Forma Condensed Consolidated Financial Statements have been prepared in accordance with the requirements of Item 11 of Regulation S-X promulgated by the Securities and Exchange Commission ("SEC"). These required statements are presented for informational purposes only and are not indicative of the results of future operations or financial position, nor the results of historical operations and financial position had the disposition occurred as of the assumed dates.


Explanatory Notes

   The Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1995 has been prepared assuming that the disposition of Pennzoil Canada occurred on that date. The Pro Forma Condensed Consolidated Statements of Income for the twelve months ended December 31, 1995 and for the six months ended June 30, 1996 have been prepared assuming that the disposition of Pennzoil Canada had occurred at the beginning of those periods. Pursuant to SEC regulations, pro forma adjustments include only the effects of events directly attributable to a transaction that are factually supportable and, for income accounts, are expected to have a continuing impact.
   The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with Pennzoil's historical consolidated financial statements included in Pennzoil's Annual Report on Form 10-K for the year ended December 31, 1995.

                               F-1
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
                                       PENNZOIL COMPANY AND SUBSIDIARIES
                                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                             December 31, 1995
                                                 (UNAUDITED)


                                                             Historical           Pro Forma
                                                              Pennzoil           Adjustments          As Adjusted
                                                             ---------           -------------        ------------
                                                                          (Expressed in thousands)
ASSETS

Current assets
   Cash and cash equivalents                                 $     23,615        $        -           $     23,615
   Receivables                                                    335,876              (7,630)  (a)        351,484
                                                                                       23,238   (b)
   Inventories                                                    161,193              (2,232)  (a)        158,961
   Other current assets                                            84,141                 -                 84,141
                                                             ------------         ------------        ------------
Total current assets                                              604,825              13,376              618,201

Property, plant and equipment, net                              2,418,025            (194,109)  (a)      2,223,916
Marketable securities and other investments                       910,334                 -                910,334
Other assets                                                      374,592                 (11)  (a)        374,581
                                                             ------------         ------------        ------------

TOTAL ASSETS                                                 $  4,307,776        $   (180,744)        $  4,127,032
                                                             ============        =============        ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
   Current maturities of long-term debt                      $      2,263        $        -           $      2,263
   Notes payable                                                  468,934                 -                468,934
   Accounts payable and accrued liabilities                       330,263             (12,262)  (a)        318,001
   Other current liabilities                                      116,808                (374)  (a)        116,434
                                                             ------------        -------------        ------------
Total current liabilities                                         918,268             (12,636)             905,632

Long-term debt                                                  2,038,921            (175,178)  (c)      1,863,743
Deferred income tax                                               227,941             (10,574)  (a)        217,367
Other liabilities                                                 286,414                 -                286,414
                                                             ------------        -------------        ------------
TOTAL LIABILITIES                                               3,471,544            (198,388)           3,273,156
                                                             ------------        -------------        ------------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY                                              836,232              17,644   (d)        853,876
                                                             ------------        -------------        ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $  4,307,776        $   (180,744)        $  4,127,032
                                                             ============        =============        ============

<F1>
The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                                                             F-2

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
                                                PENNZOIL COMPANY AND SUBSIDIARIES
                                       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                                  Year Ended December 31, 1995
                                                         (UNAUDITED)


                                                                  Historical        Pro Forma
                                                                   Pennzoil        Adjustments       As Adjusted
                                                                  ------------     -----------       ------------
                                                              (Expressed in thousands except per share amounts)
REVENUES                                                          $ 2,489,986      $   (53,191) (a)  $ 2,436,795

COSTS AND EXPENSES
   Cost of sales                                                    1,537,737          (17,673) (a)    1,520,064
   Selling, general and administrative expenses                       419,530           (5,079) (a)      414,451
   Depreciation, depletion and amortization                           325,119          (29,466) (a)      295,653
   Exploration expenses                                                39,782          (11,060) (a)       28,722
   Impairment of long-lived assets                                    399,830          (54,891) (b)      344,939
   Taxes, other than income                                            51,315             (355) (a)       50,960
   Interest charges, net                                              194,348          (11,411) (c)      182,937
                                                                   -----------      -----------       -----------
INCOME (LOSS) BEFORE INCOME TAX                                      (477,675)          76,744          (400,931)

Income tax provision (benefit)                                       (172,533)          22,910  (d)     (149,623)
                                                                   -----------      -----------       -----------
NET INCOME (LOSS)                                                 $  (305,142)     $    53,834       $  (251,308)
                                                                   ===========      ===========       ===========

LOSS PER SHARE                                                    $     (6.60)                       $     (5.43)
                                                                   ===========                        ===========

DIVIDENDS PER COMMON SHARE                                        $      2.50                        $      2.50
                                                                  ============                       ============

AVERAGE SHARES OUTSTANDING                                             46,245                             46,245
                                                                  ============                       ============

<F1>
The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                                                                 F-3

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
                                                PENNZOIL COMPANY AND SUBSIDIARIES
                                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                                 Six Months Ended June 30, 1996
                                                         (UNAUDITED)


                                                                  Historical       Pro Forma
                                                                   Pennzoil       Adjustments        As Adjusted
                                                                  ------------    ------------       ------------
                                                              (Expressed in thousands except per share amounts)
REVENUES                                                          $ 1,223,921     $    (26,913) (a)  $ 1,197,008

COSTS AND EXPENSES
   Cost of sales                                                      711,749           (7,626) (a)      704,123
   Selling, general and administrative expenses                       169,547           (1,986) (a)      167,561
   Depreciation, depletion and amortization                           138,999          (12,152) (a)      126,847
   Exploration expenses                                                21,708           (4,704) (a)       17,004
   Taxes, other than income                                            27,347             (234) (a)       27,113
   Interest charges, net                                               94,367           (5,675) (c)       88,692
                                                                   -----------      -----------       -----------
INCOME BEFORE INCOME TAX                                               60,204            5,464            65,668

Income tax provision                                                   19,892            2,119  (d)       22,011
                                                                   -----------      -----------       -----------
NET INCOME                                                        $    40,312     $      3,345       $    43,657
                                                                   ===========      ===========       ===========

EARNINGS PER SHARE                                                $      0.87                        $      0.94
                                                                   ===========                        ===========

DIVIDENDS PER COMMON SHARE                                        $      0.50                        $      0.50
                                                                  ============                       ============

AVERAGE SHARES OUTSTANDING                                             46,420                             46,420
                                                                  ============                        ===========

<F1>
The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                                                                  F-4

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               PENNZOIL COMPANY AND SUBSIDIARIES
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                      (UNAUDITED)


     On July 17, 1996, Pennzoil Petroleums Ltd. an indirect wholly owned subsidiary of Pennzoil Company ("Pennzoil"), completed the sale of all the issued and outstanding capital stock of Pennzoil Canada Inc. ("Pennzoil Canada") to Gulf Canada Resources Limited ("Gulf Canada"). After closing and working capital adjustments, Pennzoil received proceeds of US $192.8 million.

     The Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1995 has been prepared assuming that the disposition of Pennzoil Canada occurred on that date. The Pro Forma Condensed Consolidated Statements of Income for the twelve months ended December 31, 1995 and for the six months ended June 30, 1996 have been prepared assuming that the disposition of Pennzoil Canada had occurred at the beginning of those periods.

     The adjustments to the Pro Forma Condensed Consolidated
Balance Sheet as of December 31, 1995 are as follows:

         (a) Reflects the removal of the historical net book value of Pennzoil Canada's assets and liabilities.

         (b) Reflects a receivable for federal income tax benefits generated from the sale of the issued and outstanding capital stock of Pennzoil Canada.

         (c) Reflects Pennzoil's debt reduction using proceeds derived from the sale of the issued and outstanding capital stock of Pennzoil Canada.

         (d) Represents the after-tax gain realized from the sale of all the issued and outstanding capital stock of Pennzoil Canada.

     The adjustments to the Pro Forma Condensed Consolidated
Statement of Income for  the  twelve  months  ended
December 31, 1995 and six months ended June 30, 1996 are as follows:

         (a) Reflects the removal of revenues and certain costs and expenses associated with the assets sold by Pennzoil.

         (b) Reflects the elimination of the charge for the impairment of long-lived assets related to the assets sold by Pennzoil. Such impairment is related to the adoption of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," and would not be required once the aforementioned assets are removed.

         (c) Reflects the elimination of interest expense related to the debt reduction using the net proceeds received from the sale of the issued and outstanding capital stock of Pennzoil Canada.

         (d) Reflects the pro forma effect of the adjustments to income using Pennzoil Canada's historical effective tax rate.

                                     F-5
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                            SIGNATURE



          Pursuant to the requirements of the Securities Exchange
Act  of  1934, the Registrant has duly caused this report  to  be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.




                                   PENNZOIL COMPANY
                                      Registrant




                                   S/N Michael J. Maratea
                                   Michael J. Maratea
                                   Vice President and Controller



July 31, 1996